Exhibit 99.1

STERIS CORPORATION

NEWS ANNOUNCEMENT

FOR IMMEDIATE RELEASE

STERIS CORPORATION BOARD OF DIRECTORS NAMES

WALTER M. ROSEBROUGH JR. PRESIDENT AND CHIEF EXECUTIVE OFFICER

Long time, well known healthcare industry executive to start October 1

Mentor, Ohio (September 10, 2007)—STERIS Corporation (NYSE: STE) today announced that its Board of Directors has named Walter M. Rosebrough Jr., 53, president and chief executive officer, effective October 1, 2007, and has elected Mr. Rosebrough to the Company’s Board effective that date.

As announced previously, Les C. Vinney, 58, STERIS’s president and chief executive officer since July 2000, will transition from this role on October 1, 2007 and thereafter continue to serve as a special advisor to the Company until his retirement in 2009.

Rosebrough has spent more than 20 years in the healthcare industry in a series of senior management positions. He served as president and chief executive officer of the Hill-Rom Company, a wholly owned subsidiary of Hillenbrand Industries, Inc. Hillenbrand is a leading, worldwide manufacturer and provider of medical technologies and related services for the healthcare industry, including patient support systems, non-invasive therapeutic products for a variety of acute and chronic medical conditions, medical equipment rentals, and workflow information technology solutions.

Rosebrough was executive vice president of Hillenbrand, Inc. when, in 2000, he left the company to lead Vasocor, Inc., a Credit Suisse First Boston-funded start-up healthcare company, as president and chief executive officer. The company was focused on the development of a non-invasive medical device to enable early detection of atherosclerosis. Since early 2005, Rosebrough has served as the president and chief executive officer of Coastal Hydraulics, Inc., a private company. Coastal Hydraulics is a provider of hydraulic and pneumatic systems, equipment and services used in industrial, marine and mobile equipment applications.

STERIS Corporation

News Announcement

“We are pleased with the addition of Walt to our leadership team. He is passionate about the healthcare industry and his 20-plus years of broad operational experience, in combination with his energy, enthusiasm and long track record of success provide great confidence to the Board that he is the right person to lead STERIS,” commented John P. Wareham, chairman of the STERIS Board of Directors. “With Walt’s experience and determination to drive sustainable, long-term growth, we believe even greater value can be created for our shareholders by taking STERIS to another level of high performance.”

Rosebrough earned a bachelor’s degree in Industrial Engineering from Kettering University (formerly the General Motors Institute) in Flint, Michigan, and a master’s degree in Business Administration from Stanford University’s Graduate School of Business, in Palo Alto, California.

“My background matches the opportunities that are in STERIS’s future. STERIS is a great company and an internationally recognized industry leader,” said Rosebrough. “I am honored that the STERIS Board of Directors has the confidence in me to further advance the opportunities identified by Les Vinney and his management team. This is an exciting opportunity with an extraordinary company.”

Rosebrough is well known and respected in the healthcare and medical device industry. He is currently on the board of Joerns Healthcare, a privately held manufacturer of patient handling and wound management products and services. He previously served as a board director for AdvaMed, the world’s largest medical technology association representing manufacturers of medical devices, diagnostic products and medical information systems and on the boards of Health Insights, a healthcare roundtable; The Center for Nursing Leadership, a professional development organization focused on creating future leaders in clinical and healthcare organizations and systems; and, Margaret Mary Hospital, a Batesville, Indiana community hospital.

Commenting on the current CEO transition, Wareham added, “Under Les’ leadership, many organizational and operational changes have been made to position the Company for future growth. We sincerely thank Les for his many contributions to STERIS and we wish him every future success and happiness.”

STERIS Corporation

News Announcement

ABOUT STERIS:

The mission of STERIS Corporation is to provide a healthier today and safer tomorrow through knowledgeable people and innovative infection prevention, decontamination and health science technologies, products and services. The Company’s more than 5,000 dedicated employees around the world work together to supply a broad array of solutions by offering a combination of equipment, consumables and services to healthcare, pharmaceutical, industrial and government customers. The Company is listed on the New York Stock Exchange under the symbol STE. For more information, visit www.steris.com.

CONTACT: Aidan Gormley, Senior Director, Corporate Communications and Investor Relations, STERIS Corporation at 440-392-7607

EDITOR’S NOTE: A detailed career biography and a photograph of Walter Rosebrough Jr. are available via the press room of www.steris.com. Mr. Rosebrough is the third chief executive officer in the history of STERIS Corporation.

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This news release may contain statements concerning certain trends, expectations, forecasts, estimates, or other forward-looking information affecting or relating to the Company or its industry that are intended to qualify for the protections afforded “forward- looking statements” under the Private Securities Litigation Reform Act of 1995 and other laws and regulations. Forward-looking statements speak only as to the date of this report, and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “confidence,” and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. Many important factors could cause actual results to differ materially from those in the forward-looking statements including, without limitation, disruption of production or supplies, changes in market conditions, political events, pending or future claims or litigation, competitive factors, technology advances, and changes in government regulations or the application or interpretation thereof. Other risk factors are described in the Company’s Form 10-K and other securities filings. Many of these important factors are outside STERIS’s control. No assurances can be provided as to any future financial results or timing or pattern of financial results. Unless legally required, the Company does not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. Other potential risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, (a) the potential for increased pressure on pricing that leads to erosion of profit margins, (b) the possibility that market demand will not develop for new technologies, products or applications, or the Company’s business initiatives will take longer, cost more or produce lower benefits than anticipated, (c) the possibility that application of or compliance with laws, court rulings, regulations, certifications or other requirements or standards may delay or prevent new product introductions, affect the production and marketing of existing products, or otherwise affect Company performance, results, or value, (d) the potential of international unrest or effects of fluctuations in currencies, tax assessments or rates, raw material costs, benefit or retirement plan costs, or other regulatory compliance costs, (e) the possibility of reduced demand, or reductions in the rate of growth in demand, for the Company’s products and services, and (f) the possibility that labor, competition, timing, execution, regulatory, governmental, executive transition or performance or other issues or risks associated with the matters described in this release may adversely impact Company performance, results, or value.